                                                                   EX-99.B(h)(4)


                                   FUNDS TRUST
                           SHAREHOLDER SERVICING PLAN

                                   APPENDIX A

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          Funds Trust                                             Maximum
          Funds and Share Classes                               Shareholder
          -----------------------                              Servicing Fee
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           1. Asset Allocation
                  Class A                                          0.25
                  Class B                                          0.25
                  Class C                                          0.25
                  Institutional Class                              0.10
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           2. California Limited Term Tax-Free Fund
                  Class A                                          0.25
                  Class C                                          0.25
          ---------------------------------------------------------------------
           3. California Tax-Free Fund
                  Class A                                          0.25
                  Class B                                          0.25
                  Class C                                          0.25
          ---------------------------------------------------------------------
           4. California Tax-Free Money Market Fund
                  Class A                                          0.25
          ---------------------------------------------------------------------
           5. Cash Investment Money Market Fund
                  Service Class                                    0.25
          ---------------------------------------------------------------------
           6. Colorado Tax-Free Fund
                  Class A                                          0.25
                  Class B                                          0.25
          ---------------------------------------------------------------------
           7. Diversified Equity Fund
                  Class A                                          0.25
                  Class B                                          0.25
                  Class C                                          0.25
          ---------------------------------------------------------------------
           8. Diversified Small Cap Fund
                  Institutional Class                              0.10
          ---------------------------------------------------------------------
           9. Equity Income Fund
                  Class A                                          0.25
                  Class B                                          0.25
                  Class C                                          0.25
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          10. Equity Index Fund
                  Class A                                          0.25
                  Class B                                          0.25
                  Class O                                          0.20
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          11. Equity Value Fund
                  Class A                                          0.25
                  Class B                                          0.25
                  Class C                                          0.25
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          12. Government Money Market Fund
                  Class A                                          0.25
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          13. Growth Balanced Fund
                  Class A                                          0.25
                  Class B                                          0.25
                  Class C                                          0.25
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          14. Growth Equity Fund
                  Class A                                          0.25
                  Class B                                          0.25
                  Class C                                          0.25
          ---------------------------------------------------------------------

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          15. Growth Fund
                  Class A                                          0.25
                  Class B                                          0.25
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          16. High Yield Bond Fund
                  Class A                                          0.25
                  Class B                                          0.25
                  Class C                                          0.25
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          17. Income Fund
                  Class A                                          0.25
                  Class B                                          0.25
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          18. Income Plus Fund
                  Class A                                          0.25
                  Class B                                          0.25
                  Class C                                          0.25
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          19. Index Allocation Fund
                  Class A                                          0.25
                  Class B                                          0.25
                  Class C                                          0.25
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          20. Intermediate Government Income Fund
                  Class A                                          0.25
                  Class B                                          0.25
                  Class C                                          0.25
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          21. International Equity Fund
                  Class A                                          0.25
                  Class B                                          0.25
                  Class C                                          0.25
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          22. Large Cap Appreciation Fund
                  Class A                                          0.25
                  Class B                                          0.25
                  Class C                                          0.25
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          23. Large Cap Value Fund
                  Class A                                          0.25
                  Class B                                          0.25
                  Class C                                          0.25
                  Institutional Class                              0.10
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          24. Large Company Growth Fund
                  Class A                                          0.25
                  Class B                                          0.25
                  Class C                                          0.25
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          25. Limited Term Government Income Fund
                  Class A                                          0.25
                  Class B                                          0.25
          ---------------------------------------------------------------------
          26. Liquidity Reserve Money Market Fund
                  Investor Class                                   0.25
          ---------------------------------------------------------------------
          27. Mid Cap Growth Fund
                  Class A                                          0.25
                  Class B                                          0.25
                  Class C                                          0.25
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          28. Minnesota Money Market Fund
                  Class A                                          0.25
          ---------------------------------------------------------------------
          29. Minnesota Tax-Free Fund
                  Class A                                          0.25
                  Class B                                          0.25
          ---------------------------------------------------------------------
          30. Money Market Fund
                  Class A                                          0.25
                  Class B                                          0.25
          ---------------------------------------------------------------------

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
          ---------------------------------------------------------------------------
          31. National Tax-Free Fund
                  Class A                                                    0.25
                  Class B                                                    0.25
                  Class C                                                    0.25
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          32. National Tax-Free Institutional Money Market Fund
                  Service Class                                              0.25
          ---------------------------------------------------------------------------
          33. National Tax-Free Money Market Fund
                  Class A                                                    0.25
          ---------------------------------------------------------------------------
          34. OTC Growth Fund
                  Class O                                                    0.25
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          35. Outlook Today Fund
                  Class A                                                    0.25
                  Class B                                                    0.25
                  Class C                                                    0.25
          ---------------------------------------------------------------------------
          36. Outlook 2010 Fund
                  Class A                                                    0.25
                  Class B                                                    0.25
                  Class C                                                    0.25
          ---------------------------------------------------------------------------
          37. Outlook 2020 Fund
                  Class A                                                    0.25
                  Class B                                                    0.25
                  Class C                                                    0.25
          ---------------------------------------------------------------------------
          38. Outlook 2030 Fund
                  Class A                                                    0.25
                  Class B                                                    0.25
                  Class C                                                    0.25
          ---------------------------------------------------------------------------
          39. Outlook 2040 Fund
                  Class A                                                    0.25
                  Class B                                                    0.25
                  Class C                                                    0.25
          ---------------------------------------------------------------------------
          40. Overland Express Sweep Fund                                    0.30
          ---------------------------------------------------------------------------
          41. Prime Investment Money Market Fund
                  Service Class                                              0.25
          ---------------------------------------------------------------------------
          42. SIFE Specialized Financial Services Fund
                  Class A                                                    0.25
                  Class B                                                    0.25
                  Class C                                                    0.25
          ---------------------------------------------------------------------------
          43. Small Cap Growth Fund
                  Class A                                                    0.25
                  Class B                                                    0.25
                  Class C                                                    0.25
                  Institutional Class                                        0.10
          ---------------------------------------------------------------------------
          44. Small Cap Opportunities Fund
                  Institutional Class                                        0.10
          ---------------------------------------------------------------------------
          45. Small Company Growth Fund
                  Institutional Class                                        0.10
          ---------------------------------------------------------------------------
          46. Small Company Value Fund

                  Class A                                                    0.25
                  Class B                                                    0.25
                  Class C                                                    0.25
                  Institutional Class                                        0.10
          ---------------------------------------------------------------------------
          47. Specialized Health Sciences Fund
                  Class A                                                    0.25
                  Class B                                                    0.25
                  Class C                                                    0.25

          ---------------------------------------------------------------------------

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         48. Specialized Technology Fund                                0.25
                  Class A                                               0.25
                  Class B                                               0.25
                  Class C
         -----------------------------------------------------------------------
         49. Stable Income Fund
                  Class A                                               0.25
                  Class B                                               0.25
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         50. Treasury Plus Institutional Money Market Fund
                  Service Class                                         0.25
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         51. Treasury Plus Money Market Fund
                  Class A                                               0.25
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         52. 100% Treasury Money Market Fund
                  Class A                                               0.25
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     Fees payable to a Servicing Agent are expressed as a percentage of the average daily net asset value of the shares of the specified class of the particular Fund beneficially owned by or attributable to clients of the Servicing Agent.

     Approved by the Board of Trustees: March 26, 1999, as amended October 28, 1999, May 9, 2000, July 25, 2000, December 18, 2000, February 6, 2001, May 8,
2001, August 7, 2001, November 6, 2001 February 5, 2002, May 7, 2002 and August 6, 2002.

     Most recent annual approval date: August 6, 2002.